NUVEEN WINSLOW LARGE-CAP GROWTH FUND

SUPPLEMENT DATED MARCH 22, 2018

TO THE PROSPECTUS DATED NOVEMBER 30, 2017

The third and fourth paragraphs of the section “How We Manage Your Money—How We Select Investments” are deleted in their entirety and replaced with the following:

Winslow Capital’s sell discipline utilizes the same fundamental research process in order to control risk and protect capital. Under normal market conditions, Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the sub-adviser.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSLP-0318P